Deferred tax assets are comprised of the following (Details) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets are comprised of the following Details
NOL carryover	$ 3,235,490	$ 2,382,020
Impairments	33,931	33,931
Warrants	498,575	498,575
Valuation allowance	(3,767,996)	$ (2,914,526)
Net deferred tax asset	$ 0